UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2023
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Southside Bancshares, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 25,921,331 shares of the Company's common stock were represented in person or by proxy at the Annual Meeting, or 82.95%, of the 31,249,072 shares outstanding as of the record date, March 22, 2023. The Company's shareholders voted on four proposals at the Annual Meeting, as set forth below.

Proposal 1 - Election of Directors
Shareholders approved the election of three directors to serve for three-year terms expiring at the 2026 Annual Meeting and one director to serve for a two-year term expiring at the 2025 Annual Meeting. Final results were as follows:
Term Expiring at the 2026 Annual Meeting:	For	Withheld	Broker Non-Votes
Lawrence Anderson, M.D.	20,181,615	1,308,461	4,431,255
H. J. Shands, III	20,959,464	530,612	4,431,255
Preston L. Smith	18,688,681	2,801,395	4,431,255
Term Expiring at the 2025 Annual Meeting:
John F. Sammons, Jr.	20,593,400	896,676	4,431,255

Proposal 2 - Say-on-Pay
Shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Company's proxy statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
20,537,965	790,036	162,075	4,431,255

Proposal 3 - Frequency of Say-on-Pay
Shareholders approved, on a non-binding advisory basis, a one-year (annual) frequency at which the Company should include a vote on the compensation of the Company's named executive officers. Final results were as follows:
3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
1,869,634	25,284	19,329,862	265,296	4,431,255

Proposal 4 - Ratification of Appointment of Independent Registered Certified Public Accounting Firm
Shareholders ratified the appointment of Ernst and Young LLP to serve as the Company's independent registered certified public accounting firm for the year ending December 31, 2023. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
25,432,812	240,084	248,435	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 19, 2023	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)